UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

McKENZIE BAY INTERNATIONAL LTD.
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
______________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: __________________________________________________________

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37899 Twelve Mile Rd., Ste. 300

Farmington Hills, MI 48331

February 6, 2006

To Our Stockholders,

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of McKenzie Bay International, Ltd.  The meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, March 9, 2006, at 1:30 p.m., local time.

On the following pages, you will find the Notice of Annual Meeting of Stockholders and the Proxy Statement.  The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about February 6, 2006.  A report on McKenzie Bay’s activities and its outlook for the future also will be presented at the meeting.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings.  Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return as soon as possible the enclosed proxy card.  You may return your proxy card by mail or by facsimile.  Please refer to the enclosed proxy card for instructions.  Sending a proxy will not affect your right to vote in person if you attend the meeting.  However, if you hold your stock in a broker or bank “street” account and wish to vote your shares in person at the meeting, you must obtain the appropriate documentation from your broker or bank custodian and bring it with you to the meeting.

Since our last annual meeting, our WindStor Turbine project at the University of Quebec received the International Energy Project of the Year Award from the Association of Energy Engineers, we have received our U.S. Patent (# 6,979,170), and we have completed engineering on the commercialization of our 200 kW direct drive turbine.

We hope you can attend our annual meeting and look forward to seeing you there!

Respectfully,

                                                                                      /s/ Gregory N. Bakeman

    ___________________________

Gregory N. Bakeman

President and Chief Executive Officer

Whether you plan to attend or not, your Vote is Important, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

37899 Twelve Mile Road, Suite 300

Farmington Hills, Michigan  48331

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of McKenzie Bay International, Ltd. will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, March 9, 2006, at 1:30 p.m., local time, for the following purposes:

(1)

To elect nine directors;

(2)

To amend ARTICLE FOURTH of our Certificate of Incorporation to increase the aggregate number of shares of common stock, $.001 par value, which we are authorized to issue from 75,000,000 to 150,000,000 shares.

(3)

To conduct such other business as may properly come before the meeting.

Only stockholders of record as of the close of business on January 20, 2006 are entitled to notice of and to vote at the Annual Meeting.

A copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 as filed with the SEC is enclosed with this Notice.

By Order of the Board of Directors

Donald C. Harms

Secretary

February 6, 2006

Farmington Hills, Michigan

Whether you plan to attend or not, your Vote is Important, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

MCKENZIE BAY INTERNATIONAL, LTD.

37899 Twelve Mile Road, Suite 300

Farmington Hills, Michigan 48331

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 9, 2006

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are being first sent or given by McKenzie Bay International, Ltd. (the “Company”) to holders of its common stock on or about February 6, 2006, in connection with the solicitation of proxies by the Board of Directors to be voted at the 2006 Annual Meeting of Stockholders which will be held on Thursday, March 9, 2006, at 1:30 p.m., local time, and at any adjournment(s) of that meeting.  The Annual Meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan.

The purpose of this Annual Meeting is to consider and vote upon:  (a) the election of nine directors; (b) an amendment to ARTICLE FOURTH of our Certificate of Incorporation to increase the aggregate number of shares of common stock, $.001 par value, which we are authorized to issue from 75,000,000 to 150,000,000 shares and (c) the transaction of any other business that may properly come before the meeting.  Proxies in the accompanying form, if properly executed, duly returned to Signature Stock Transfer, Inc. at the address thereon and not revoked, will be voted at the Annual Meeting.  If you specify a choice, the shares represented by proxy will be voted as specified.  If you do not specify a choice, your shares represented by proxy will be voted for the election of all nominees named in this Proxy Statement and in accordance with the discretion of the person named as proxy on any other matters that may come before the meeting or any adjournment of the meeting.

The presence in person or by proxy of the holders of a majority of shares entitled to vote at the meeting is necessary to constitute a quorum.  For purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, all shares for which a proxy or vote is received, including abstentions and shares represented by a broker vote on any matter, will be counted as present and represented at the meeting.

If you sign and return the enclosed proxy card (either by mail or facsimile) you may revoke it at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company at the address set forth above or by attending and voting at the Annual Meeting.

The Company does not know of any matter to be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting of Stockholders.  If any other matter should properly come before the meeting, the person named in the proxy will have discretionary authority to vote in accordance with their judgment.

VOTING SECURITIES

Holders of record of common stock, $0.001 par value (“Common Stock”), at the close of business on January 20, 2006, are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournment of the meeting.  On January 20, 2006, the record date, 30,686,376 shares of the Company’s Common Stock were issued and outstanding.  You are entitled to one vote on each matter presented for stockholder action for each share of Common Stock registered in your name at the close of business on the record date.  You cannot vote your shares unless you are present at the Annual Meeting or represented by proxy.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of December 30, 2005 with respect to any person who is known to the Company to be the beneficial owner of more than 5% of the Company’s common stock, which is the only class of the Company’s outstanding voting securities, and as to common stock beneficially owned by the Company’s directors and officers and directors as a group:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)(2)	Approximate Percent of Class
Gary L. Westerholm 3362 Moraine Drive Brighton, Michigan 48114	5,468,500 shares (3)	13.4%
John W. Sawarin 143 Windsor Ave. London, ONT Canada N6C 2A1	2,414,800 shares(4)	5.9%
Stephen D. and Karen A. McCormick PO Box 1254 Bismarck, ND 58502	9,655,049 shares (5)	23.7%
Gregory N. Bakeman 975 Spaulding Avenue SE Ada, Michigan 49301	768,700 shares (6)	1.9%
Rocco J. Martino 1468 Gary Wood Drive Burr Ridge, Illinois 60527	1,101,056 shares (7)	2.7%
Donald C. Harms 37899 Twelve Mile Road Farmington Hills, Michigan 48331	248,918 (8)	(9)
John A. Popp PO Box 2917 Midland, MI 48640	1,288,835 shares (10)	3.2%
William H. Damon III 2529 Thornapple Drive Ann Arbor, MI 48103	-0- shares	(9)
Anand Gangadharan 23390 Winndborough Drive Novi, MI 48337	-0- shares	(9)
Officers and directors as a group (9 persons)	20,946,858 shares (11)	52.1%

(1)

Unless otherwise noted below, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)

For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised or converted.

(3)

Includes (a) 166,200 shares owned by Mr. Westerholm’s spouse, (b) 87,500 shares owned by Mr. Westerholm’s son who resides in his household, (c) 3,957,700 shares held by the Westerholm Family Living Trust as to which Mr. Westerholm and his spouse are co-trustees and (d) 1,230,000 shares that can be acquired by Mr. Westerholm upon exercise of options and warrants. Does not include an aggregate of 50,000 shares that can first be acquired by Mr. Westerholm upon exercise of an option more than 60 days from the date of this Annual Report.

(4)

Includes (a) 699,800 shares owned by Mr. Sawarin’s spouse, (b) 855,000 shares that can be acquired by Mr. Sawarin upon exercise of options, and (c) 60,000 shares that can be acquired by Mr. Sawarin’s spouse upon exercise of options.

(5)

Includes (a) 2,170,018 shares owned jointly by Mr. McCormick and his spouse, (b) 938,063 shares owned by a company of which Mr. McCormick is an affiliate and (c) 6,350,001 shares that can be acquired by Mr. McCormick upon exercise of options.

(6)

Includes (a) 500 shares owned by Mr. Bakeman’s spouse, (b) 700 shares owned by Mr. Bakeman’s minor children, and (c) 755,000 shares that can be acquired by Mr. Bakeman upon exercise of options.  Does not include an aggregate of 50,000 shares that can first be acquired by Mr. Bakeman upon exercise of an option more than 60 days from the date of this Annual Report.

(7)

Represents (a) 726,722 shares owned by Martino Investment Partners, L.P., general partners of which are Mr. Martino and his spouse, (b) 290,000 shares that can be acquired upon exercise of options and (c) 84,334 shares that can be acquired upon exercise of warrants.

(8)

Represents (a) 55,168 shares owned by Harms Family Living Trust, the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse and (b) 193,750 shares that can be acquired upon exercise of options.  Does not include an aggregate of 100,000 shares that can first be acquired by Mr. Harms upon exercise of an option more than 60 days from the date of this Annual Report.

(9)

Less than 1%.

(10) Represents (a) an aggregate of 383,085 shares held by Mr. Popp and his Individual Retirement Accounts, (b) 19,990 shares owned by Mr. Popp’s spouse, (c) 328,900 shares owned by MAP Mechanical Contractors, Inc. of which Mr. Popp is an affiliate, (d) 299,900 shares owned by MAP Mechanical Contractors, Inc. Profit Sharing Plan, (e) 206,700 shares owned by MAP Mechanical Contractors, Inc. Pension Plan and (f) 57,000 shares that can be acquired upon exercise of options.

(11)See notes above.

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently set at nine members, all of whom are standing for reelection.  The nominees for reelection are as follows:

Gary L. Westerholm

Gregory N. Bakeman

John W. Sawarin

Rocco J. Martino

Stephen D. McCormick

Donald C. Harms

John A. Popp

William H. Damon III

Anand Gangadharan

The nominees presently are directors of the Company whose terms will expire at the 2006 Annual Meeting of Stockholders. Unless otherwise directed by a stockholder’s proxy, the person named as proxy intends to vote for the nominees identified above.  Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.  If any nominee is unable to serve or is otherwise unavailable for election, which is not now anticipated, the Board of Directors may or may not select a substitute nominee.  If a substitute nominee is selected, all proxies will be voted for the election of the substitute nominee designated by the Board of Directors.  If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees.  Proxies will not be voted for a greater number of persons than the number of nominees named in this Proxy Statement.  Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Gary L. Westerholm (age 61) has been a director since 1999 and served as President and Chief Executive Officer from February 1999 to October 2005, and Chairman of the Board of Directors since October 2005. In 1996, Mr. Westerholm co-founded McKenzie Bay Resources.  Mr. Westerholm, a certified public accountant, established the certified public accounting firm of Gary Westerholm CPA, PC in 1981, which operated until Mr. Westerholm sold the firm in 1995.  In 1985, Mr. Westerholm co-founded London Aggregate Ltd., an open-pit mining company which was sold to SE Johnson & Company in 1994.  In 1995, Mr. Westerholm was a registered representative of Linsco Private Ledger, a stock brokerage firm located in Plymouth, Michigan until he resigned in 1997 to found the Company.  Mr. Westerholm is a member of the Michigan Association of Certified Public Accountants and the American Institute of Certified Public Accountants.

Gregory N. Bakeman (age 50) has been a director since 2000 and has served as Chief Financial Officer since February 2001, Treasurer since December 2001, and President and Chief Executive Officer since October 2005.  Before joining the Company, Mr. Bakeman was President and Chief Executive Officer of Newlefe Group, Inc., a corporate finance consulting company.  From 1999 to 2000, Mr. Bakeman served as Chief Financial Officer of Micro-C Technologies, Inc., a manufacturer of computer chip production equipment, which was sold to Kokusai Electric, Ltd. in March 2000.  From 1997 to 1999, Mr. Bakeman was a Vice President in the Investment Banking Department of First of Michigan Corporation (a Fahnestock & Co. wholly owned subsidiary).  From 1996 to 1997, Mr. Bakeman served as Vice President—Business Development with Fleet Capital Corporation, an asset based lending company.

John W. Sawarin (age 71) has been a director since 1999 and served as Secretary from 1999 until April, 2004 and Vice President-Product Marketing from January 2003 until his retirement in October, 2005.  Mr. Sawarin previously served as Treasurer from 1999 to March 2002.  In 1996, Mr. Sawarin co-founded McKenzie Bay Resources.  From 1961 to 1996, Mr. Sawarin was employed by Sandoz Canada Inc., a subsidiary of Sandoz Pharma AG, in various capacities, including from 1982 to 1996 serving as Regional Sales Manager, National Training and Development Manager and National Sales Manager.  From 1987 to 1990, Mr. Sawarin was a director, and from 1990 to 1992 Chairman, of the Association of Pharmaceutical Medical Representatives (now named Consul for Continuing Pharmaceutical Education), the education division of the Pharmaceutical Manufacturers Association of Canada.  From 1996 to 1998, Mr. Sawarin served as a consultant to Novartis Pharma Canada, a division of Novartis International AG, the company formed as a result of the merger of Sandoz and Ciba-Giegy Corp.; Bioniche Inc., a biotechnology company then located in London, Ontario. Since 1996, Mr. Sawarin had been Secretary, Treasurer and a director of a Quebec mining company, Xemac Resources, Inc., (listed on the Canadian Venture Exchange under the symbol “XEM”). On March 25, 2004 Xemac gained approval for consolidation of its common shares and the trading of the new shares under the name of Abitex Resources Ltd. Abitex is trading on the TSX Venture Exchange under the symbol "ABE". Mr. Sawarin remains as a director of this Corporation.

Rocco J. Martino (age 51) has been a director since 1999.  Since 1989, Mr. Martino, a certified public accountant, has been a partner with LaSalle Capital Group Inc., a private equity group that pursues the acquisition of small- to middle-market companies, principally in the manufacturing and niche-distribution sectors. In late 2004, LaSalle Capital Group raised a $100 million S.B.I.C fund. Mr. Martino is a general partner of the fund. Mr. Martino worked for Price Waterhouse in Chicago from 1979 to 1989, spending his last six years in the Mergers and Acquisitions Group.  After being promoted to partner at Price Waterhouse, Mr. Martino joined LaSalle Capital Group.  Since 1995, Mr. Martino has been the chairman of the general partnership that manages National Metalwares, L.P., a manufacturer, fabricator and finisher of welded steel tubing and tubular components.  Since 1992, Mr. Martino has served as director of Precision Products Group, Inc., a producer of precision custom springs and tubes for various industries, including automotive, electrical, office equipment, agricultural and medical.  Since 2000, Mr. Martino has been Chairman of Simplex Manufacturing Company, a manufacturer of aviation fire suppression systems, agricultural spraying systems and other airborne accessory systems. Since, late 2004, Mr. Martino sits on the board of LaSalle Capital Group L.P.’s first fund investment, Violet Packaging. Violet Packaging is a tomato processing manufacturer of high end, all natural, tomato sauces and pizza sauces. From 1989 to 2000, Mr. Martino was a director and general partner of one of the two general partners of Wm. E. Wright L.P., a manufacturer and distributor of various sewing notions and craft items sold through numerous retail and industrial outlets.  Mr. Martino earned a Bachelors degree in Business Administration- Finance from Notre Dame University in 1976, and a Masters degree in Business Administration from Loyola University, Chicago, in 1978.

Stephen D. McCormick (age 60) has been a director since July 26, 2002.  Since 1997, Mr. McCormick has served as President of McCormick Incorporated, a holding company that owns businesses involved in the construction industry.  Since 1987, Mr. McCormick has served as Executive Vice President of Northern Improvement Company, a company focused on road building and movement of earth materials, and Vice President of McCormick Construction Equipment Company, both subsidiaries of McCormick Incorporated.   Mr. McCormick joined Northern Improvement Company in 1969 and served in various positions, including Field Supervisor from 1969 to 1971, Field Operations Manager from 1971 to 1975, Vice President of Operations and Equipment from 1975 to 1984 and Senior Vice President of Operation from 1984 to 1987.  From 1967 to 1969, Mr. McCormick served in the United States Army in the US Army Corp of Engineers.

Donald C. Harms (age 64) has been a director since November 12, 2002, Secretary since June 2004 and our full time General Counsel since April 2005. Mr. Harms is also the secretary of WindStor Power Co.  Prior to April 2005 and since 1973, Mr. Harms was a principal of Larson, Harms & Bibeau, P.C., a law firm located in Farmington Hills, Michigan. Mr. Harms has served as our outside general counsel from April 1999 until April 2005.  Mr. Harms’ term as an executive officer expires in April 2008.

John A. Popp (age 69) has been a director since May 1, 2004.  Mr. Popp was the founder and is presently the Chairman of the Board of M.A.P. Mechanical Contractors, Inc. of Midland, Michigan.  He is the founder and presently Secretary and Treasurer of Enviro Tech Coatings, LLC, a high-tech metal coating business and is also the founder of Space Venture, LLC, a real estate development company in the State of Michigan.

William H. Damon III, P.E, (age 53) has been a director since May 2005.  Mr. Damon has been the CEO of Cummins + Bernard, Inc. (electrical, mechanical and structural engineering consultants) since 2002, and COO/President since 1995, responsible for strategic development and consulting to corporate clients.  Prior to joining Cummins + Barnard in 1990, his experience included positions with an independent energy development company, a large international consulting engineering firm, as well as a major Midwestern investor-owned utility.  Mr. Damon has served in a senior consulting position on major power plant renovations and unit additions, and has participated in cogeneration projects ranging from 2400 kW landfill gas facilities utilizing reciprocating engine designs to 650+ MW merchant plant designs incorporating both frame and aero-derivative gas turbine technologies.  Mr. Damon holds a degree in Mechanical Engineering from Michigan State University.

Anand Gangadharan, (age 42) has been a director since May 2005.  Mr. Gangadharan has been the President of NOVI Energy, a company focused on serving industrial and large commercial customers with energy management and energy infrastructure development and implementation services, since 2002. Mr. Gangadharan has broad management experience in the US regulated and competitive energy industry, with particular emphasis on the utilization of advanced energy technologies for end-user benefit.  Prior to his employment by NOVI Energy, Mr. Gangadharan has held executive and senior management positions with CMS Energy and PacifiCorp.  Mr. Gangadharan has graduate degrees in Nuclear Engineering and Physics from Texas A&M University and the University of Madras, India, respectively.  He has authored and presented several papers at international forums.

Vote Required

A plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors is required to elect directors.  For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted in the election.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote “FOR” the re-election of each of the nominees.

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

AS TO NUMBER OF SHARES AUTHORIZED

Our Board of Directors believes that it is in our best interest to amend our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 75 million to 150 million.

As of the Record Date, 30,686,376 of our currently authorized common shares were issued and outstanding. Of the remaining authorized shares, 20 million were reserved for issuance in connection with the possible exercise and conversion of outstanding options, warrants and promissory notes and another 25 million are pledged as security for the Secured Convertible Debenture issued to Cornell Capital Partners, LP.  Although there is no cap on the number of shares we may issue to Cornell Capital Partners, LP in connection with the Secured Convertible Debenture, we believe that the current number of authorized shares will be sufficient to allow for those issuances as well as any issuances pursuant to exercises of related issuances of warrants.

We expect to seek capital of $10 million through a private offering of our shares and warrants which, upon their exercise, would result in the issuance of additional shares.  We have not yet determined the terms of the private offering, including the offering price of the shares which may above or below the current or future market price of our shares. Unless our Certificate of Incorporation is amended to authorize the issuance of additional shares, we will not have a sufficient amount of shares to sell.  Even if the amendment is approved, we cannot assure you that we will be able to sell any shares on terms not unfavorable to us, if at all.

We may attempt to acquire assets and services in exchange for our shares. Our Board of Directors believes that the proposed increase in the number of authorized shares is desirable to maintain our flexibility in choosing how to pay for such acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. Although shares may be authorized for issuance by this amendment, they may never actually be issued.  The Board of Directors will determine the terms of any such issuance of additional shares, and will not authorize the issuance of additional shares unless the Board feels that such issuance is in the best interests of the Company.

The proposed amendment to Article FOURTH of our Certificate of Incorporation would increase the aggregate number of shares of common stock, $.001 par value, which we are authorized to issue from 75,000,000 to 150,000,000.  If so amended, Article FOURTH would read as follows: “The total number of shares of stock which this corporation is authorized to issue is one hundred fifty million (150,000,000) common shares having a par value of $.001 each.”

We have not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes. The approval of the amendment, however, could make more difficult and thereby discourage attempts to acquire control of us, even though our shareholders may deem such an acquisition desirable. Issuance of shares could dilute the ownership interest and voting power of our shareholders who may seek control of us. Shares of common stock could be issued in a private placement to one or more organizations sympathetic to us and opposed to any take-over bid, or under other circumstances that could make more difficult and thereby discourage attempts to acquire control of us. To the extent that it impedes any such attempts, the amendment may serve to perpetuate our management.

If this amendment is approved, all or any of the authorized shares may be issued without further shareowner action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to our shareholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareowners would reduce the proportionate interest in the Company of each shareowner.

Other than as set forth above, we do not have any current plans, agreements or understandings for stock issuances which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.

Our Board of Directors has unanimously adopted a resolution setting forth the proposed amendment to our Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the shareholders for their approval at the meeting. If approved by the shareholders, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware. The proposed amendment to Article FOURTH of our Certificate of Incorporation will be approved if a majority of our outstanding stock votes in favor of the amendment.

The Board of Directors recommends that shareowners vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted unless shareowners specify otherwise in their proxies.

SIGNIFICANT EMPLOYEES

Jacquelin Dery (age 65) has been an Executive Officer and Director of Dermond, Inc. since 1966.  He is a professional engineer educated at Ecole Polytechnique, University of Montreal, with a degree in electrical engineering.  In 1996, he co-formed Dermond, Inc. to improve existing vertical axis wind turbine technology to fulfill the specific needs of isolated diesel-driven electrical grids.  From 1974 to 1996, he worked for Hydro-Quebec where he was responsible for overall management of a $140,000,000.00 project to build a new 70MW diesel-driven power plant, provided technical direction over conceptual engineering, detail engineering, installation and testing of a $28,000,000.00 project for a new type of 4MW vertical axis wind power generator, and provided direction of a technical study aimed at replacing a 10MW emergency diesel power plant in the Gentilly nuclear facility.  Prior to joining Hydro-Quebec from 1971 to 1974, he worked for Sonatrach, Skikda, Algeria where he implemented a maintenance management system in a newly-built Natural Gas Liquefaction plant.  From 1968-1971, he worked for the Atomic Energy Of Canada Ltd, Whiteshell Nuclear Research Establishment, Pinawa, Manitoba, Canada, where he performed conceptual studies and direction of detail engineering for installing experimental research loops at the Nuclear Research Establishment, including in-core nuclear reactor experimental loops.  Mr. Dery is a Member of “Ordre des Ingénieurs du Québec.”

Laurent B. Mondou (age 65) has been an executive officer and director of Dermond since 1966.  He is a Professional Engineer, educated at Ecole Polytechnique, University of Montreal with a degree in Civil Engineering, and École des Hautes Etudes Commerciales, University of Montreal, Montreal, Quebec, Canada where he has a degree in Business Administration.  In 1996 he co-formed Dermond.  From 1995-1996 and 1990-1991, he worked for Kamyr Enterprises Inc. where he prepared market studies, a 3-year strategic plan, project proposals and was the contact for senior executives in pulp and paper industries and government authorities.  From 1993 to 1994, he worked for gestion Lehoux et Tremblay Inc. where he provided engineering for revamping power and pulp and paper plants, prepared studies on cogeneration plants and gave construction expertise.  From 1991 to 1992 he worked for Arno Electric Ltd. where he developed a mechanical and piping division for industrial sectors, including aluminum, pulp and paper, hydraulic power, electrical substations and cogeneration.  From 1989 to 1990, he worked for Dominion Bridge where he developed a mechanical and piping division for industrial sectors including aluminum, pulp and paper, hydraulic power, electrical substations, cogeneration, refinery and metallurgy.  From 1974 to 1989, he worked for BG Checo International Ltd. where he led business development for industrial projects such as petro-chemistry, pulp and paper, metallurgy and oil rigs.  From 1963-1973 he provided construction management on industrial projects for SNC Inc.  Mr. Mondou is a Member of “Ordre des Ingénieurs du Québec.”

Michel Garon (age 54) has been General Manager of Lac Doré since November 2002.  Mr. Garon’s career has been in mining, performing a variety of management functions for more than 20-years.  From 1995 until joining Lac Doré Inc. in November 2002, Mr. Garon was General Manager for Noranda’s Matagami Mine, in charge of two underground mining operations (annual operating budget - $35MM), including a concentrator and all the ancillary services.  He was also responsible for the construction and development of a new underground operation (investment - $85 MM).  He was Vice President of smelting operations for the Brunswick Mining and Smelting Corporation Ltd in New Brunswick, Manager of the Opemiska Division of Minnova Inc. including three underground mines, a concentrator and all the ancillary services, and was superintendent of several operations from 1981 – 1987.  Mr. Garon has a Masters in Applied Sciences, École Polytechnique of Montreal, 1976 and Bachelor in Applied Sciences, Mining Engineering, École Polytechnique of Montreal, 1975.

WINDSTOR POWER COMPANY

Doris F. Galvin (age 51) has been President of WindStor Power Co. since April 2005 and was a director of McKenzie Bay International, Ltd. from February 2004 to May 2005.   From July 2004 until April 2005, Ms. Galvin was Senior Vice President-Corporate Development of Semco Energy, Inc., a gas distribution company.  For approximately 2½ years prior to that time, Ms. Galvin was self employed as a consultant. From 1979 to 2002, Ms. Galvin was employed by CMS Energy, holding numerous positions with that company, including Vice President & Treasurer, and leaving the company as Senior Vice President-Global Development. CMS Energy is a utility holding company.  On December 30, 2005, WindStor Power Co. was approximately $85,000 in arrears in the payment of Ms. Galvin’s salary.

Jonathan C. Hintz (age 46) has been a Senior Project Manager of WindStor Power Company since August 2004 and was recently appointed Vice President - Operations.  Mr. Hintz brings more than 15 years of general and project management engineering and quality control expertise from highly-technical environments to WindStor Power Company.  From 2003 until joining WindStor Power Company, Mr. Hintz was Senior Systems Engineer with the Benman Companies.  From 1999 until 2003, Mr. Hintz was a Vice President of Technical Operations with Capricorn Diversified Systems and from 1993 until 1999 he was an Engineering Manager and Area Office Manager with Clover Technologies (a wholly-owned company of Ameritech).

Reference is made to the disclosure in the accompanying Annual Report on Form 10-KSB with respect to the Company’s arrearage in the payment of salaries to its significant employees.

BOARD COMMITTEES AND MEETINGS

The Company’s Board of Directors, which is responsible for the overall management of the business and affairs of the Company, held eleven meetings during the last fiscal year.  Each director attended 78% or more of the aggregate of the total number of meetings of (a) the Board of Directors held during the period in which that person was a director and (b) all committee meetings of the Board of Directors held during the period in which that person was a member of the respective committees.

The Board of Directors has established three standing committees: the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee.  Because, however, in the opinion of the Board of Directors the issues of compensation and corporate governance are at this point in the life of the corporation with the short-term and long-term planning of the Company in its start-up phase, the two latter committees did not act independently during the past fiscal year. These two committees are expected to become much more active as the Company anticipates moving into the commercialization phase of its business in 2006.

Audit and Finance Committee.  The Audit and Finance Committee is responsible for, among other things:  (a) retaining, overseeing, evaluating and, if appropriate, terminating the independent auditors (subject to shareholder approval); (b) annually reviewing the performance of the independent auditors and the Company’s internal audit function; (c) at least annually, reviewing all relationships between the independent auditors and the Company to assess independence; (d) overseeing the Company’s financial reporting process on behalf of the Board of Directors; (e) approving the nature and scope of services to be performed by the independent auditors and reviewing the range of their fees for such services; (f) reviewing the Company’s financial statements that are included in the Company’s reports on Form 10-KSB and Form 10-QSB; (g) reviewing the Company’s accounting and financial controls, including the Company’s policies and systems with respect to risk assessment and risk management; (h) establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and (i) reviewing the results of the annual audit and policies and practices regarding conflicts of interest and compliance with laws, rules and regulations.

The members of the Audit and Finance Committee during the past fiscal year were initially Rocco J. Martino (Chairman) and Doris F. Galvin.  On June 28, 2005, Stephen D. McCormick and William H. Damon III were appointed by the Board of Directors to the Audit Committee to replace Ms. Galvin.  Each member of the Audit Committee is independent within the definition of independence in Rule 4200(a)(15) of NASDAQ’s listing standards.  The Audit Committee operates under a written charter for the Audit and Finance Committee which was updated by the Board of Directors on June 28, 2005, a copy of which is attached to this Proxy Statement as Exhibit “A”.  During the fiscal year ended September 30, 2005, the Audit and Finance Committee held 4 meetings.

Compensation Committee.  The Board of Directors has revised and restated its charter for the Compensation Committee which will be responsible for, among other things:  (a) recommending the cash and other incentive compensation, if any, to be paid to the Company’s Executive Officers; (b) determining the individuals to whom and the terms upon which options will be granted under stock-based compensation plans approved by the Board of Directors; (c) the number of shares to be subject to each option; and (d) the form of consideration that may be paid upon the exercise of an option. A copy of the restated Charter is attached to this Proxy Statement as Exhibit “B”. During the fiscal year ended September 30, 2005, the Board of Directors undertook the duties of its Compensation Committee.  The members of the Compensation Committee are Stephen D. McCormick (Chairman), John A. Popp and Anand Gangadharan.

Nominating and Governance Committee. The Board of Directors on June 28, 2005 adopted a charter for a Nominating and Governance Committee and appointed William H. Damon III (Chairman), John A. Popp and Anand Gangadharan as members of the committee.  The Company does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating and Governance Committee does not have a process for identifying and evaluating nominees for directors because the Board of Directors considers nominees recommended by stockholders as described below. A copy of the Charter of the Nominating and Governance Committee is attached to this Proxy Statement as Exhibit “C”.

The Board of Directors does not provide a process for securities holders to send communications to it.  The basis of the view of the Board of Directors that it is appropriate not to have such process is that securities holders have communicated regularly with the Company’s investor relations consultant and with the officers of the company and these communications are brought to the Board of Directors on an informal basis.

The Company encourages its directors to attend Annual Meetings of Stockholders. All of the directors attended the Company’s last Annual Meeting.

Shareholder Nominations.  The Board of Directors will consider nominees recommended by stockholders if the following procedures are satisfied.  A stockholder of record of shares of a class entitled to vote at any meeting of stockholders called for the election of directors (an “Election Meeting”) may make a nomination at the Election Meeting if, and only if, that stockholder first has delivered a notice to the Company, not less than 15 days nor more than 45 days before the Election Meeting; provided, however, that if the Company gives less than 30 days notice of the date of the Election Meeting or if the only public disclosure of the date of the Election Meeting is the written notice of the Election Meeting delivered to stockholders, a stockholder must deliver the notice no later than the close of business on the 10th day following the day on which the notice of the Election Meeting was mailed or the public disclosure of the meeting was made.

The stockholder’s notice must set forth with respect to each proposed nominee: (a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee; (d) a statement that the nominee is willing to be nominated and to serve; and (e) such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee.  The stockholder’s notice also must set forth the stockholder’s name, address and the class and number of shares of capital stock of the Company that the stockholder beneficially owns.

Compensation of Directors  At the beginning of each of the Company’s fiscal years through Fiscal Year 2004, each of the Company ‘s directors received a 10-year option for the purchase of 50,000 shares of the Company’s common stock, exercisable at the fair market value of the shares on the first trading day of October in each year. A director who has or will serve on the Board of Directors for less than an entire fiscal year was granted an option to purchase a pro-rata number of shares. The options are fully vested upon grant.  No equity grants have yet been made for Fiscal Year 2005, but it is expected that some similar type of grant will be made.

In December 2004, the Company stated that, in principle, it will compensate each of the independent members of the Company’s Board of Directors at the annual rate of $10,000 to accrue and to be paid when the Board of Directors determines that there are sufficient funds as well as some reasonable equity compensation.  The Company has not yet determined the compensation for the independent directors who served during the fiscal year ending September 30, 2005.

AUDIT COMMITTEE REPORT

During fiscal 2005, the Audit Committee met with the Chief Financial Officer and representatives of BDO Seidman, LLP.  At these meetings, candid discussions of financial management, accounting and internal control issues took place.

The Audit Committee discussed with the auditors that they are retained by the Audit Committee and that the auditors must raise any concerns about the Company’s financial reporting and procedures directly with the Audit Committee.  Based on these discussions with the independent auditors, the Audit Committee believes that it has a basis for its oversight judgments and for recommending that the Company’s audited financial statements be included in the Company’s annual report on form 10-KSB for the fiscal year ending September 30, 2005.  The Committee reviewed and discussed the audited financial statements with the Company’s management and discussed with BDO Seidman the independent auditors for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees as Amended.  The Audit Committee has received from BDO Seidman, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with BDO Seidman, LLP that firm’s independence.  The Audit Committee has concluded that BDO Seidman, LLP is independent from the Company and its management.

Based upon its review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited, consolidated financial statements for the Company be included in the Company’s annual report on form 10-KSB for the fiscal year ending September 30, 2005.

The Audit Committee has reviewed and discussed the fees paid to BDO Seidman, LLP during the fiscal year ending September 30, 2005 for audit and audit-related services which are set forth in this Proxy Statement under “Fees Paid to Independent Auditors”.

Respectfully submitted,

Rocco J. Martino, Chairman

Stephen D. McCormick

William H. Damon III

APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR

On August 16, 2004 the Company engaged BDO Seidman, LLP as its principal independent accountants for the fiscal year ended September 30, 2004.  The decision to engage BDO Seidman LLP was approved by the Audit Committee of the Board of Directors.

 The Audit Committee has reappointed BDO Seidman, LLP as the independent registered public accounting firm to audit our financial statements for fiscal 2006. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

Audit Fees

The aggregate fees billed for the Company’s fiscal years ended September 30, 2005 and September 30, 2004 for professional services rendered by the principal accountants for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-QSB for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $170,967 and $110,000 respectively.

Audit-Related Fees

No fees were billed in either of the fiscal years ended September 30, 2005 and September 30, 2004 for assurance and related services by the principal accountants that were reasonably related to the performance of the audit or review of the Company’s financial statements which are not reported under the “Audit Fees” above

Tax Fees

The aggregate fees billed in each of the fiscal years ended September 30, 2005 and September 30, 2004 for professional services rendered by the principal accountants for tax compliance, tax advice and tax planning were $11,576 and $10,387 respectively.  The nature of the services comprising those fees was tax return preparation and preparation of previous period refund claims.

All Other Fees

No fees were billed in either of the fiscal years ended September 30, 2005 and September 30, 2004 for products and services provided by the principal accountants other than the services reported above.

The Audit Committee is responsible for reviewing the terms of any proposed engagement of the independent auditor for non-audit services and for pre-approving all such engagements. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence.  All of the services described under the caption “Fees Paid to Independent Auditors” were approved by the Audit Committee.

       EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses all plan and non-plan compensation awarded to, earned by, or paid to the following for all services rendered in all capacities to us and the Company’s subsidiaries: (a) all individuals serving as the Company’s chief executive officer (CEO) or acting in a similar capacity during the fiscal year ended September 30, 2005, regardless of compensation level and (b) the Company’s four most highly compensated executive officers other than the CEO who were serving as executive officers at September 30, 2005 and whose total annual salary and bonus, as so determined, was in excess of $100,000; (c) up to two additional individuals for whom disclosure would have been provided pursuant to (b) of this paragraph but for the fact that the individual was not serving as an executive officer of us at September 30, 2005 and whose total annual salary and bonus, as so determined, was in excess of $100,000 (the “Named Executive Officers”):

		Annual Compensation	Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Securities Underlying Options (shares of common stock)
Gregory N. Bakeman, President, CEO, Treasurer and CFO	2005 2004 2003	$200,000 $115,500 $110,250	250,000 shares 100,000 shares 200,000 shares
Gary L. Westerholm, Chairman of the Board of Directors,	2005 2004 2003	$225,000 $121,000 $115,500	250,000 shares 100,000 shares 200,000 shares

The aggregate amount of any perquisites and other personal benefits, securities or property paid or given by us to any of the Named Executive Officers in any of the fiscal years was less than 10% of the total of annual salary of the respective Named Executive Officer.

During the fiscal year ended September 30, 2005, the Company did not adjust or amend the exercise price of stock options previously awarded to any of the Named Executive Officers, whether through amendment, cancellation or replacement grants, or any other means.

Option Grants Table

The following table provides certain information concerning individual grants of stock options made during the fiscal year ended September 30, 2005 to each of the Named Executive Officers:

Option Grants in Fiscal Year Ended September 30, 2004
Individual Grants
Name	Number of Securities Underlying Options (shares of common stock)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Gregory N. Bakeman	100,000 150,000	20.2%	$1.35 $1.22	9/30/2014 12/5/2014
Gary L. Westerholm	100,000 150,000	20.2%	$1.35 $1.22	9/30/20014 12/5/2009

The Company has never granted any stock appreciation rights to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides certain information concerning each exercise of stock options and during the fiscal year ended September 30, 2005 by each of the Named Executive Officers and the fiscal year-end value of unexercised options:

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at FY-End (shares of common stock) Exercisable/Unexercisable	Value of Unexercised In-the Money Options/ at FY-End Exercisable/Unexercisable
Gregory N. Bakeman	-0-	-0-	705,000 /100,000	0/0
Gary L. Westerholm	-0-	-0-	1,180,000 /100,000	0/0

An option is considered “in the money” for purposes of the table if its exercise price was lower than $1.30, the market value of a share of the Company’s common stock on September 30, 2005.

Long-Term Incentive Plans - Awards in Last Fiscal Year

The Company made no awards to a Named Executive Officer in the fiscal year ended September 30, 2005 under any Long-Term Incentive Plans other than as set forth in the Option Grants Table above.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT, AND

CHANGE IN CONTROL ARRANGEMENTS

On March 21, 2003, the Company entered into an employment agreement with each of Messrs. Westerholm, Bakeman and Sawarin.  The Company has agreed to review the compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately following calendar year, based upon the respective employee’s performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide us in setting reasonable compensation.  In neither September 2003 nor September 2004, the Company did not review the compensation because of  the Company’s financial condition.  In December 2004, the Board of Directors increased the compensation of Gary L. Westerholm to $225,000 per year and increased the compensation of Gregory N. Bakeman, to $200,000 per year both effective December 1, 2004. John W. Sawarin retired from his position as VP Marketing, effective September 30, 2005. Also, on December 15, 2005, the Board of Directors extended the contract of Gregory N. Bakeman, in the capacity of President and CEO as well as Treasurer and CFO for an additional three year period, and extended the contract of Gary L. Westerholm, in the capacity of Chairman of the Board of Directors for an additional one year period, both at the same salary levels. Unless sooner terminated as provided for in the agreements, the terms of employment continue until April 1, 2009 and April 1, 2007, respectively, provided, however, that such terms shall automatically be extended for additional periods of twelve months each unless the Company gives notice, not less than three months prior to the expiration of the term, including any extensions, of the termination of the employment effective as of the next succeeding anniversary date of the expiration of the term or any extension. Each employee has the right to participate in all senior executive benefit, bonus and/or stock option plans  the Company maintains and are available to the Company’s senior executive officers generally.  In the event of the termination of an employee’s employment as a result of disability, the Company will pay him an amount equal to his base annual salary less any credit for sick pay or other benefits received by him deriving from any private medical insurance or other similar arrangements entered into by us.  Any of the employees may voluntarily terminate his employment with us at any time on at least 30 days prior written notice to us and shall then be entitled to receive his base salary until the date his employment terminates and certain other benefits.  If there should be (a) a sale of substantially all the Company’s assets; (b) a merger, amalgamation or consolidation of us to form a new entity; or (c) a change in control of us and as a result an employee’s employment is terminated but the acquirer or the new entity, as the case may be, offers the employee employment on terms and conditions that are essentially the same or better than those provided under his respective employment agreement, if the employee refuses that offer, the employee will not be entitled to any compensation under his employment agreement.  If, however, upon any of such three events the employee is not offered employment by the acquirer or new entity, then the employee shall be entitled to receive his annual salary for a period of three years from the termination and any accrued but unpaid vacation pay.  All other benefits the employee may have under the senior executive benefit bonus and/or stock option plans and programs of the employer shall be determined in accordance with the terms and conditions of such plans and programs.  If the Company breaches any provision of an employee’s employment agreement and such breach is not cured by the Company within 15 days after receipt of written notice of the breach, the employee shall be entitled to receive his base salary for a period of three years and all other rights and benefits the employee may have under the Company’s senior executive benefit, bonus and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs.  The Company is in breach of each of the employment agreements because it has not paid the required salaries.  On December 30, 2005, the Company was in arrears in salary payments to Messrs. Bakeman and Westerholm under the terms of the employment agreements in the amounts of approximately $113,000 and $138,000, respectively.  The Company  has not received written notice of the breaches from any of its executive officers.

In April, 2005 Donald C. Harms became our General Counsel pursuant to a three-year contract under which Mr. Harms will receive an annual base salary of $175,000 and the other terms of the contract will be substantially the same as those of the contracts with our other executive officers.  On December 30, 2005, we were in arrears in salary payments under the employment agreement with Mr. Harms in the amount of approximately $73,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company previously granted SOQUEM an option to purchase a 20% undivided interest in the Lac Doré project.  On April 17, 2003, SOQUEM relinquished any rights it had relating to the deposits in exchange for 250,000 shares of  the Company’s common stock.

The Company, in previous years, had retained the law firm of LARSON, HARMS & BIBEAU, P.C. to perform certain legal services for it.  From December 1, 2002 to December 1, 2004, the Company incurred legal fees and expenses with such firm of approximately $229,000.

On April 29, 2004, companies which are affiliates of John A. Popp exercised previously-issued options for the purchase of 158,100 shares of  the Company’s common stock at $2.00 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission.  Based on its review of the copies of such reports received by the Company, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the fiscal year ended September 30, 2005, the Company believes that none of those persons failed to file on a timely basis, as disclosed in the applicable forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or with respect to any prior fiscal year, failed to file a report which was not previously reported by the Company.

STOCKHOLDER PROPOSALS

Proposals that stockholders intend to present at the next Annual Meeting of Stockholders and that a stockholder would like to have included in the proxy statement and form of proxy relating to that meeting must be received by the Company no later than December 8, 2006 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.  Such proposals of stockholders should be made in accordance with Securities and Exchange Commission Rule 14a-8 and should be addressed to the Secretary of McKenzie Bay International, Ltd., 37899 Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331.  Other proposals of stockholders that are intended to be presented at the next Annual Meeting of Stockholders must be received by the Company not later than fifteen days prior to the announced date of said meeting, or they will be considered untimely.

SOLICITATION OF PROXIES

The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners.  Solicitation of proxies will be made initially by mail.  In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.  Proxies may be solicited by nominees and other fiduciaries and by the Company’s transfer agent who may mail materials or otherwise communicate with beneficial owners of shares held by them.

By Order of the Board of Directors

Donald C. Harms

February 6, 2006

Farmington Hills, Michigan

EXHIBIT A

 MCKENZIE BAY INTERNATIONAL, LTD.

CHARTER OF THE AUDIT AND FINANCE COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter governs the organization and operation of the Audit and Finance Committee (the “Committee”) of the Board of Directors of McKenzie Bay International, Ltd. (the “Company”) and has been approved by the Company’s Board of Directors.  All amendments to this Charter must be approved by the Board of Directors.

I.

General Focus

The Audit Committee (the "Committee") shall:

A.

Provide assistance to the Board of Directors ("Board") in fulfilling its responsibilities with respect to its oversight of:

i.

The quality and integrity of the Corporation’s financial statements;

ii.

The Corporation’s compliance with legal and regulatory requirements;

iii.

The independent auditor’s qualifications and independence; and

iv.

The performance of the Corporation’s internal audit function and independent auditors.

B.

Review and approve the Committee’s report that the Securities and Exchange Commission ("SEC") rules require be included in the Corporation’s annual proxy statement.

II.

Structure and Operations

The Committee shall consist of at least two directors appointed by the Board one of whom shall be designated by the Board as Chairperson.  The Board of Directors must make an affirmative determination that each member of the Committee is independent of management and the Company.  Members of the Committee will be considered independent if they have no relationship that may interefere with their independence from management, receive only director’s fees from the Company as compensation and otherwise qualify as independent under applicable laws, rules and regulations including rules and regulations of the Securities and Exchange Commission.

All Committee members must : (A) have the ability to read and understand fundamental financial statements including the Company’s balance sheet, income statement, statement of cash flows and key performance indicators; (B) have the ability to understand key business and financial risks and related controls and control processes; and (C) be financially literate at the time of their appointment to the Committee as interpreted by the Board of Directors and as may be defined by applicable laws, rules and regulations.  In addition, the Chairperson of the Committee must be financially sophisticated and at least one member of the Committee must qualify as a “financial expert” as defined by applicable laws, rules and regulations.  Additionally, Committee members are encouraged to participate in relevant and appropriate continuing education to better understand the Company’s business and the environment in which the Company operates.

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by majority vote of the Board.

The full Board shall elect the Chair of the Committee. The Chair shall be entitled to cast an additional vote to resolve any ties. The Chair will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.

Meetings

The Committee shall meet at least quarterly or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with management and the independent auditors to discuss any matters that the Committee or either of these groups believe should be discussed privately. The Committee may meet privately with the general counsel as necessary. In addition, the Committee shall meet with the independent auditors and management quarterly to review the Corporation’s financial statements in a manner consistent with that outlined in Section IV of this Charter.

The Committee may invite to its meetings any director, management of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

A majority of the members, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent with respect to matters that may be acted upon without a formal meeting.

The Chair shall designate a person who need not be a member thereof to act as secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each member prior to each meeting.

IV.

Responsibilities and Duties

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the Corporation’s internal audit group, Board, corporate executives and independent accountants, as necessary, to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board.  The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Corporation’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Corporation’s financial statements and disclosures rests with management and the independent auditors.

Documents/Reports Review

1.

Meet with management and the independent auditors to review and discuss, prior to public dissemination, the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s specific disclosures under "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 and the matters in the written disclosures required by Independence Standards Board Standard No. 1.

2

Review and discuss with management and the independent auditors any corporate earnings press release (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information).

3.

Review and discuss with management financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each instance in which the Corporation may provide earnings guidance.

4.

Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the Corporation’s By-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable regulations of the SEC.

Independent Auditors

5.

The Committee shall have the direct responsibility and authority to appoint, retain, compensate, evaluate, oversee and, where appropriate, replace the independent auditors. The Committee shall inform the independent auditors that such firm shall report directly to the Committee. The Committee shall resolve disagreements between management and the independent auditor regarding financial reporting.

6.

Review the independent auditors’ audit plan and areas of audit focus. Review the fees and other significant compensation to be paid to the independent auditors.

7.

Approve in advance any audit or nonaudit engagement or relationship that are entered into on or after May 6, 2003 between the Corporation and any independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services, other than prohibited nonauditing services, as specified in Section 10A(g) of the Exchange Act and the rules and regulations of the SEC or any rules of the Public Company Accounting Oversight Board promulgated thereunder. The Committee shall not approve any "prohibited nonauditing services" without obtaining a prior exemption from the Public Company Accounting Oversight Board. Audit and nonaudit engagements must be approved either (a) explicitly in advance or (b) pursuant to a pre-approval policy established by the Committee that is detailed as to the services that may be pre-approved, do not permit delegation of approval authority to the Corporation’s management, and require management to inform the Committee of each service approved and performed under the policy. Approval for minor nonaudit services is subject to Rule 2-01(c)(7) of Regulation S-X.

The Committee may delegate to one or more members of the Committee the authority to grant such pre-approvals. The delegatee’s decisions regarding approval of services shall be reported by such delegatee to the full Committee at each regular Committee meeting.

8.

Review and assess, at least annually, the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner. In conducting its review and evaluation, the Committee should:

(a)

Review the written report of the independent auditor that delineates all relationships between the independent auditor and the Corporation that the auditors believe may impact their independence and objectivity, which report should be submitted to the Committee at least annually, and discuss with the independent auditor and management the scope of any such disclosed relationship and their actual or potential impact on the independent auditor’s independence and objectivity;

(b)

Obtain and review a report by the Corporation’s independent auditor describing: (i) the auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditor or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues;

(c)

Confirm the rotation of the audit partners (as defined in Rule 2-01 of Regulation S-X) to ensure that the independent auditor remains independent under Rule 2-01 of Regulation S-X, and consider whether there should be regular rotation of the audit firm itself; and

(d)

Take into account the opinions of management.

Internal Auditors

9.

Make recommendations to the full Board of Directors as appropriate regarding the establishment of an internal audit plan.

Financial Reporting Process

10.

In consultation with the independent auditors, management and the internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the Corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Corporation’s management, the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the independent auditor; (iii) effects of changes in accounting standards that may materially affect the Corporation’s financial reporting practices; (iv) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles; (v) the integrity of the Corporation’s financial reporting practices and the adequacy and effectiveness of internal controls, including a review of significant findings identified by the independent auditors and internal audit, management’s responsiveness to such recommendations and any specific audit steps adopted in light of material control deficiencies and (vi) any other material written communications between the independent auditor and the Corporation’s management.

11.

Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

12.

Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued or proposed to be issued by the independent auditor to the Corporation.

Legal Compliance/General

13.

Review periodically, with the Corporation’s general counsel, any legal matter that could have a significant impact on the Corporation’s financial statements and any material inquiries or reports received from regulatory or governmental agencies.

14.

Discuss with management and the independent auditors at least annually the Corporation’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Corporation’s major financial risk exposures and the overall steps management has taken to monitor and control such exposures.

15.

Set, and review annually, clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any independent auditor may not provide audit services to the Corporation if a former partner, principal, shareholder or employee of the auditor is employed by the Corporation as its chief executive officer, controller, chief financial officer, vice president of internal audit or in any other financial reporting oversight role unless such employment would not impair the auditor’s independence under Rule 2-01 of Regulation S-X.

16.

Establish, and review annually, procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Reports

17.

Review and approve the Committee’s report required to be included in the Corporation’s annual proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

18.

Report to the Board whether, based on its discussions with management and the independent auditor, it recommends to the Board that the most recent year’s audited financial statements be included in the Corporation’s annual report on Form 10-K to be filed with the SEC.

19.

Report regularly to the full Board including:

(i) with respect to any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors or the performance of the internal audit function; (ii) following all meetings of the Committee; and (iii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

Finance Matters

20.

The Committee shall review and make recommendations to the Board concerning the financial structure, condition and strategy of the Company including with respect to annual budgets, long-term financial plans, corporate borrowings, investments, capital expenditures, long-term commitments and the issuance and/or re-purchase of stock.

Miscellaneous

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report.

21.

Maintain minutes or other records of meetings and activities of the Committee.

22.

The Committee shall receive appropriate funding from the Corporation for the payment of compensation to the independent auditors and to advisors retained by the Committee pursuant to the provisions of this Charter.

V.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE

MCKENZIE BAY INTERNATIONAL, LTD.

(AS REVISED JUNE 2, 2005)

1.

Mission Statement.  The Compensation Committee shall evaluate and make recommendations to the full Board regarding the compensation of the executive officers of the Company and its affiliates (and their performance relative to their compensation) and assure that they are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies.  The Committee shall also communicate to shareholders regarding the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.  In addition, the Committee shall evaluate and make recommendations regarding the compensation of the directors including their compensation for services on board committees.

2.

Membership and Qualification.  The Committee shall consist of three members, two or more of whom shall be Independent Directors as defined in and determined pursuant to the Rules and Regulations of the NASDAQ.  The Committee members shall be elected annually by the board for terms of one year or until their successors shall be duly elected and qualified.  Unless a Committee chairman is elected by the full board, the Committee members may designate a chairman.

3.

Meetings and Other Actions.  The Committee will meet at least once a year and at such additional times as may be necessary to carry out its responsibilities.  Meetings may be called by the Chairman of the Committee or the Chief Executive Officer of the Company.  All meetings of and other actions by the Committee shall be held and taken pursuant to the bylaws of the Company including bylaw provisions governing notice of meetings and waiver thereof, the number of committee members required to take actions at meetings and by written consent and other related matters.

Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent board meeting (except to the extent covered in an interim report circulated to the board) shall be made by the Committee Chairman or his/her delegate to the board at its next regularly-scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the board.  In addition, the Committee Chairman or his/her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

4.

Goals, Responsibility and Authority.  In carrying out its mission, the Committee shall have the following responsibilities and authority:

A.

Review from time to time, and, as appropriate, make recommendations to the Board of Directors regarding modification of the Company’s corporate goals and objectives relevant to executive compensation and the structure of the Company’s executive compensation to insure that such structure is appropriate to achieve the Company’s objectives of rewarding the Company’s executive officers appropriately for their contributions to the Company’s growth and profitability and the Company’s other goals and objectives and linking the interests of the Company’s executive officers to the long-term interests of the Company’s equity owners through a mix of long and short-term incentives and features that include downside risk as well as upside potential.

B.

Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and recommend to the Board of Directors the amounts and individual elements of total compensation for the Chief Executive Officer consistent with the Company’s corporate goals and objectives, and communicate in the annual Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer’s compensation for the last year was based including the relationship of the Company’s performance to the Chief Executive Officer’s compensation.

C.

In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in prior years.

D.

Annually evaluate (in conjunction with the Chief Executive Officer) the compensation (and performance relative to compensation) of other executive officers and make recommendations to the Board of Directors regarding the individual elements of total compensation for each such person and communicate in the annual Compensation Committee Report to shareholders the specific relationship of the Company’s performance to executive compensation.

E.

Periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to insure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Company executive officers and total funds reserved for payment under the compensation plans.

F.

Periodically evaluate and make recommendations to the Board of Directors regarding any proposed amendments to existing equity-related plans and evaluate and approve the adoption of any new equity-related plans, and determine when it is necessary (based on advice of counsel) or otherwise desirable either to modify, discontinue or supplement any such plans or to submit such amendments or adoption to a vote of the Company’s shareholders.

G.

Periodically evaluate the compensation of directors including for service on board committees and taking into account the compensation of directors at other comparable companies, make recommendations to the board regarding any adjustments in director compensation that the Committee considers appropriate.

H.

Make recommendations to the Board of Directors concerning revisions to the Company’s executive salary range structure, annual salary increase guidelines and discuss all such compensation arrangements with the Chief Executive Officer.

I.

Periodically evaluate the Company’s employee benefit programs and approve any significant changes therein and determine when it is necessary (based on advice of counsel) or otherwise desirable to submit any such changes to a vote of the Company’s shareholders.

J.

Have sole authority to retain and terminate any compensation consultant engaged to assist in evaluating the compensation of the Company’s directors, Chief Executive Officer or other executive officers and to approve such consultant’s fees and other terms of retention.

K.

Perform an annual self evaluation of the Committee’s performance and annually reassess the adequacy of and if appropriate propose to the board any desired changes in the Committee’s Charter.

L.

Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the board of the Company or as designated in plan documents.

5.

Additional Resources.  The Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent compensation experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.  The Committee shall keep the Company’s Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants and shall obtain the concurrence of the full board in advance for expenditures exceeding Five Thousand Dollars ($5000.00) in any year.

EXHIBIT C

MCKENZIE BAY INTERNATIONAL, LTD.

NOMINATING & GOVERNANCE COMMITTEE CHARTER

I.

Overview:

The primary purpose of the Nominating and Governance Committee (the “Committee”) is to provide oversight on the broad range of issues regarding the corporate governance practices and the composition and operation of the Board of Directors (the “Board”) of McKenzie Bay International, Ltd. (the “Company”).  The Committee’s goal is to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of the Company’s shareholders.  The Committee shall have the leadership role in identifying and evaluating candidates for membership on the Board and shaping the corporate governance of the Company.

II.

Composition:

1.

Members:  The Committee shall be comprised of at least three Directors two of whom shall be affirmatively determined by the Company’s Board to be “independent directors”.

2.

Appointment:  Committee members shall be appointed and removed as provided in the By-Laws of the Company.  The Board may designate a member of the Committee to serve as chairman of the Committee.

III.

Purpose and Responsibilities:

The Committee has the following specific responsibilities in its leadership role of identifying and recommending individuals for possible membership on the Board and shaping the corporate governance of the Company.  In addition, the Committee will be responsible for any similar matters which may be referred to the Committee from time to time by the Board or by the Committee on its own initiative.

1.

Director Nominations:  The Committee shall perform the following with respect to director nominations:

a.

Identify individuals qualified to become Board members, consistent with criteria established or approved by the Board.  This shall include the responsibility for reviewing Board candidates proposed by a shareholder of the Company.

b.

Establish, articulate and recommend to the Board qualifications, skills, desired background and selection criteria for members of the Board.

c.

Select or recommend nominees for the Board each year for election at the annual meeting of shareholders.  At the time of recommending Director nominees to the Board, the Committee shall inform the Board of the criteria used in making its recommendations.

d.

As part of its process of recommending nominees to the Board, endeavor to maintain a Board consisting of at least a majority of directors who are independent.  The Committee shall also take into account the needs of the Audit and Finance Committee to have independent directors with financial literacy and at least one member who has accounting or related financial management expertise and who meets the definition of an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

2.

Governance Matters:  The Committee shall have the following responsibilities with respect to its oversight of the Company’s corporate governance:

a.

Regularly review issues and developments relating to corporate governance.

b.

Develop and recommend to the Board a set of corporate governance principles for the Company or, as appropriate, changes to existing corporate governance principles of the Company.

c.

Oversee the evaluation of the Board, which should occur at least annually.

d.

Solicit input from all of the Directors and conduct a review of the effectiveness of the operation of the Board and Board committees, including reviewing governance and operating practices of the Board and its committees.

e.

Evaluate annually its performance, including compliance with relevant law.

f.

Evaluate and make recommendations to the Board concerning the Board committees, committee assignments and committee membership rotation.

g.

Periodically review and make recommendations to the Board regarding director orientation and continuing education.

h.

Review the effectiveness of the Corporate Secretary’s office in supporting the operation of the Board and Board committees.

i.

Review and jointly with the Compensation Committee make recommendations to the Board on matters concerning the Directors’ annual retainer, as well as any other compensation programs relating to the Board of Directors.

j.    Periodically review the Company’s Code of Ethics and recommend amendments or additions to the Board as appropriate.

k.   Administer the complaint process as set forth in the Company’s Code of Ethics.

IV.

Committee Operations

1.

Meetings:  The Committee will meet at least twice a year, with authority to convene additional meetings, as circumstances require.  The Committee may invite members of management and others to attend meetings and provide pertinent information, as necessary.  Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.  Minutes will be prepared and retained.

2.

Report to the Board:  The Committee shall report to the Board the results of its meetings and any action taken by the Committee.

3.

Delegation:  Except as prohibited by law or the Certificate of Incorporation or By-laws of the Company, the Committee may delegate its responsibilities to a subcommittee consisting of one or more of its members.

4.

Resources:  To assist the Committee in fulfilling it responsibilities, the Committee may retain independent consultants, counsel, search firms and other advisors and shall have the sole authority over the retention and termination of such consultants, counsel, firms and advisors and the fees and other retention terms.  Each Committee member shall also have full access to all members of management.

PROXY

MCKENZIE BAY INTERNATIONAL, LTD.

PROXY

37899 Twelve Mile Rd., Suite 300

Farmington Hills, Michigan 48331

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 9, 2006

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of McKenzie Bay International, Ltd. to be held on March 9, 2006, and hereby appoints Gregory N. Bakeman and/or Donald C. Harms  attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the undersigned in McKenzie Bay International, Ltd. at such Annual Meeting, and at any adjournment thereof, for the purpose of acting upon the proposals referred to below , and of acting in his discretion upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes.  You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.  The proxy cannot vote your shares unless you sign and return this card by mail or facsimile.

Please mark your vote by filling in the box, using dark ink only.

Your Board of Directors Recommends That You VOTE FOR ALL NOMINEES.

1.

To elect nine directors for one-year

terms expiring in 2006.

For        Withheld        For All

                    Except             Nominees:

⁪                     ⁪              ⁪                  Gary L. Westerholm

Gregory N. Bakeman

John W. Sawarin

Rocco J. Martino

(INSTRUCTION: To withhold authority to vote for any individual                                                                         Stephen D. McCormick

nominee, strike through that nominee’s name in the list at right.)                                                                       Donald Harms

John A. Popp

William H. Damon III

Anand Gangadharan

2.  To amend ARTICLE FOURTH of our Certificate of Incorporation to increase the aggregate number of shares of common stock, $.001 par value, which we are authorized to issue from 75,000,000 to

150,000,000

For Against Abstain ⁪ ⁪ ⁪

SIGNATURE______________________(S)

 Date: ____________________, 2006

Note:

Please sign exactly as your name(s) appears on this Proxy.  When signing on behalf of a corporation, partnership, guardian or trustee, indicate title or capacity of person signing.  If shares are held jointly, each holder should sign.

PLEASE NOTE:  The total amount of shares held

in this account is the last number listed on the top

row of the address label above the holder name.

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TABULATION TO:

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